UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2017

Date of reporting period:  February 28, 2017

Item 1. Reports to Stockholders.

ORINDA FUNDS

Annual Report
February 28, 2017

Orinda Income Opportunities Fund

Class A Shares – OIOAX
Class D Shares – OIODX
Class I Shares – OIOIX

Table of Contents

Commentary	3
Sector Allocation of Portfolio Assets	11
Schedule of Investments	12
Schedule of Securities Sold Short	19
Financial Statements
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Statement of Cash Flows	24
Financial Highlights	25
Notes to the Financial Statements	28
Report of Independent Registered Public Accounting Firm	46
Expense Example	47
Notice to Shareholders	49
Management	50
Approval of Investment Advisory Agreement	54
Privacy Notice	Inside Back Cover

ORINDA INCOME OPPORTUNITIES FUND COMMENTARY

Highlights

The Orinda Income Opportunities Fund (the “Fund”) rebounded strongly from the sell-off that occurred in January and February of 2016 and posted solid gains across the portfolio over the past year.  Our preferred and fixed income securities generated gross returns of 18.7% and contributed 16.7% to gross performance. Our common stock securities generated gross returns of 35.7% and contributed 5.5% to gross performance.  Our short and hedging positions were detractors from performance contributing -2.15% to gross performance.

The Fund started the year with higher than average net exposure following the sell-off in January and February of the prior year.  We increased our net exposure marginally for the first half of the fiscal year with net exposure averaging just under 107% versus 100% at year end.  Beginning in October 2016 we reduced our net exposure to about 85% heading into the election primarily by dramatically lowering our net exposure to real estate investment trust (“REIT”) common stock following several months of strong performance.  Following the surprise election results and a U.S. Federal Reserve Board (the “Fed”) tightening in December 2016, markets appeared more stable and by fiscal year end net exposure was back to 104%, primarily the result of increasing net exposure to REIT common stocks.

The Fund’s performance for the fiscal year of March 1, 2016 through February 28, 2017, as well as the performance for the Bloomberg Barclays Capital U.S. Aggregate Bond Index.

ORINDA INCOME OPPORTUNITIES FUND

Annualized Returns			Since Inception
as of 2/28/17	1 year	3 years	(6/28/13)
PERFORMANCE AT NAV without sales charge
A share	18.90%	3.86%	4.31%
I share	19.29%	4.17%	4.63%
D share (commenced 9/27/13)	18.10%	3.17%	3.92%

Bloomberg Barclays Capital
U.S. Aggregate Bond Index	1.42%	2.64%	2.83%
PERFORMANCE AT MOP includes maximum sales charge
A share	12.96%	2.09%	2.86%

Total Annual Fund Operating Expenses (what an investor would pay as of 6/28/16):
A share 2.17%; I share 1.87%; D share 2.83%.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-903-1313 or visiting www.orindafunds.com.

Performance data shown at MOP (Maximum Offering Price) reflects the Class A maximum sales charge of 5.00%. Performance data shown at NAV does not reflect the deduction of the sales load. If reflected, the load would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers total return would be reduced.

*
As a series of Advisors Series Trust, Orinda Asset Management, LLC (the “Adviser”) has contractually agreed to waive all or a portion of its management fees and pay Fund expenses in order to ensure that the Fund’s aggregate annual operating expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses) do not exceed 1.55%, 1.85%, and 2.55% of average daily net assets of the Fund’s Class I, Class A, and Class D shares, respectively, (the “Expense Caps”) through at least June 27, 2017.  As of the close of business on April 28, 2017, it is anticipated that the Fund will reorganize into a series of The RBB Fund, Inc.  As a series of The RBB Fund, Inc., the Advisor has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class I, Class A and Class D share of average daily net assets of 1.40%, 1.70%, and 2.40%, respectively, through at least December 31, 2018.  The term of the Fund’s operating expenses limitation agreement is indefinite, and it can only be terminated by the Board of Directors of The RBB Fund, Inc.  For more detailed review of fund expenses, please refer to the prospectus by visiting www.orindafunds.com.

YIELD as of 12/31/16

Dividend yield is calculated by dividing the regular distribution paid for the quarter (annualized at a quarterly rate) by the NAV at 12/31/16.  The 30-Day SEC yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

Market Outlook

•	We look for rates and risk assets to grind higher (punctuated by sudden reversals) rather than to continue their post-election spike.
•	We remain focused on investments we believe have less exposure to a rise in interest rates than traditional fixed income instruments.
•	We will continue to adjust market exposure in effort to protect capital as market conditions warrant and particularly around headline risk.

After a roller-coaster end to the calendar year which saw a Fed hike, a failed constitutional referendum and bank recapitalization in Italy, and the biggest American electoral surprise in decades, equity, rates, and spreads all look to have settled into temporary equilibrium. A tentative consensus has emerged that some combination of commodity reflation, fiscal stimulus, tax reform, and deregulation will ignite business spending in the U.S. and globally, and that the eight-year-old labor market recovery has reached an inflection point where core inflation might finally begin to hit and exceed the Federal Open Market Committee’s 2% target. Following a whiplash-inducing rotation, the 10-year Treasury yield closed year at 2.36%, 99 basis points above its low in July

2016. Along the way, the 10-year Treasury yield experienced the largest percentage weekly move in its history (since the St. Louis Fed began keeping stats in 1962), the VIX® Index collapsed from above 22 to below 12, and suddenly in-favor stock sectors like financials and basic materials advanced double digit percentages in a matter of days.

What a stunning turnaround from where we were only a few quarters ago, wondering if stalled productivity and a tidal wave of savings demand would push U.S. intermediate-term rates below zero, and with risk assets in slow or no-growth global economy seeming increasingly a bad bet. Surprisingly, our outlook on the fundamental drivers of investment returns has not changed a great deal, despite the flurry of multiple-sigma events. We continue to believe that the U.S. economy is in fair and improving shape, that, even as the Fed shifts to a hiking cycle, structural weakness in global growth will prevent a large backup in rates or runaway inflation, and that credit, if one is selective about asset types, balance sheets, and pricing, will deliver compelling returns. Nothing has surfaced to change this forecast, though the dispersion of possible outcomes has widened. Where we look—property, infrastructure, real assets and the like—valuations are relatively attractive, with discrete pockets of overvaluation. And while the 30-year bull market in bonds appears to be past its prime, we believe it is unlikely to collapse all at once, notwithstanding expectations for the new administration.

All that said, the variable of policy uncertainty—claimed for so long to be inhibiting growth and investment—is probably more immediate than at any moment in recent memory, while at the same time markets are pricing in a very sanguine scenario for almost all forms of risk. We agree that the prospects for business capex have improved, the corporate default picture looks muted in the near-term, and the labor market is showing signs of tightness. The much ballyhooed “Great Rotation,” feinted at by 2013’s taper tantrum, may finally be underway in earnest. It is likely we see a three-handle on the ten-year yield before we see a one-.  Still, we are not convinced that event risk, such as we saw when China devalued the RMB in August 2015 or during the recession anxiety of February 2016, is firmly behind us. In fact, we would argue that many of the ingredients for a global “risk-off” moment—high valuations, trade tensions, policy miscalculations—are present to an even greater extent than in 2016.

For this reason, we prefer to err on the side of caution both with respect to rates and to equity market exposure. In our view, commercial real estate is largely, healthy. Credit quality is neutral and improving in many quarters, and financial conditions are stronger than at any time since the crisis. Inflation may be awakening from a period of dormancy and animal spirits may be kindling, but the forces that led us to write about an “anchor” on interest rates one year ago have not completely receded from the picture. There remains an overhang of leverage at the government and corporate levels, inauspicious rich-world demographics, and a backdrop of weak productivity performance. Until we see a material change in these factors, we look for rates and risk assets to grind higher (punctuated by sudden reversals) rather than to continue their post-election spike. But given the quantity and likely magnitude of the many unknowns we face as the new administration’s policy agenda comes into relief, prudence continues to guide our investment decisions. We remain focused on investments we believe have less exposure to a rise in interest rates than traditional duration instruments.

Key investment highlights for 2017:

We believe the Fund is well positioned for the coming year by concentrating on higher yielding REIT preferred shares and maintaining some exposure to REIT common stock with an emphasis on small and mid-cap companies.  We believe both of these areas should be able to accommodate a modest rise in the 10-year Treasury yield to 3% by year end without experiencing a significant hit to prices—especially when compared to traditional fixed income investments.

The Fund has a flexible strategy, which allows us to use a variety of risk management tools such as hedging, selective leverage, and writing covered calls as we endeavor to navigate a changing rate environment and look for the potential to enhance portfolio yield.  The Fund’s broad investment charter allows it to invest in many securities and industries should we find compelling return opportunities.

Paul Gray
Portfolio Manager

The information provided herein represents the opinions of Orinda Asset Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, investment advice or a recommendation to buy or sell any security.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

The Fund can make short sales of securities, which involves the risk that losses in securities may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the set asset value of the Fund, and money borrowed will be subject to interest costs. Investments in smaller and medium companies involve greater risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may use certain types of investment derivatives such as futures, forwards, and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. To the extent that a master limited partnership’s (“MLP’s”) interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. Exchange-traded funds (“ETFs”) are typically open-end investment companies that are bought and sold on a national securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Rule 144A securities carry the risk that the trading market may not continue and the Fund might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The risk exists that the market value of initial public offering (“IPO”) shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. The Fund is non-diversified, which means that there is no restriction on how much the Fund may invest in the securities of an issuer under the Investment Company Act of 1940. Some of the risks involved in investing in REITs include a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increased operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

INDICES / DEFINITIONS

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more.  The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds.  The index is representative of intermediate duration U.S. investment grade debt securities. The CBOE Volatility Index® (VIX® Index®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. One cannot invest directly in an index.

Basis Point (bps) is one hundredth of one percent.  Duration is a measure of the sensitivity of the price—the value of principal—of a fixed-income investment to a change in interest rates.

Orinda Asset Management, LLC is the investment adviser to the Orinda Income Opportunities Fund, which is distributed by Quasar Distributors, LLC.

Comparison of the change in value of a $10,000 investment in the
Orinda Income Opportunities Fund – Class A and
the Bloomberg Barclays Capital U.S. Aggregate Bond Index

		Since Inception
Total Return Periods ended February 28, 2017:	1 Year	(6/28/13)
Orinda Income Opportunities Fund – Class A (No Load)	18.90%	4.31%
Orinda Income Opportunities Fund – Class A (Load)	12.96%	2.86%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	1.42%	2.83%
Expense Cap:  1.85%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on June 28, 2013, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more.  The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds.  The index is representative of intermediate duration US investment grade debt securities.

Comparison of the change in value of a $10,000 investment in the
Orinda Income Opportunities Fund – Class D and
the Bloomberg Barclays Capital U.S. Aggregate Bond Index

		Since Inception
Total Return Periods ended February 28, 2017:	1 Year	(9/27/13)
Orinda Income Opportunities Fund – Class D (No Load)	18.10%	3.92%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	1.42%	2.86%
Expense Cap:  2.55%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on September 27, 2013, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more.  The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds.  The index is representative of intermediate duration US investment grade debt securities.

Comparison of the change in value of a $100,000 investment in the
Orinda Income Opportunities Fund – Class I and
the Bloomberg Barclays Capital U.S. Aggregate Bond Index

		Since Inception
Total Return Periods ended February 28, 2017:	1 Year	(6/28/13)
Orinda Income Opportunities Fund – Class I (No Load)	19.29%	4.63%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	1.42%	2.83%
Expense Cap:  1.55%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund on June 28, 2013, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more.  The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds.  The index is representative of intermediate duration US investment grade debt securities.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 28, 2017 (Unaudited)

Percentages represent market value as a percentage of net assets.

SCHEDULE OF INVESTMENTS
at February 28, 2017

COMMON STOCKS - 2.2%	Shares	Value

Energy - 0.2%
Arc Logistics Partners LP	44,400	$665,112

Industrials - 0.6%
Macquarie Infrastructure Corp.	25,000	1,923,500

Real Estate - 0.9%
Kennedy-Wilson Holdings, Inc.*	120,000	2,646,000

Utilities - 0.5%
Pattern Energy Group, Inc.*	70,000	1,455,300

TOTAL COMMON STOCKS
(Cost $6,571,869)		6,689,912

REITS - 59.4%

Financials - 7.3%
AGNC Investment Corp.*	110,000	2,159,300
Apollo Commercial Real Estate Finance, Inc.*	185,897	3,418,646
Arbor Realty Trust, Inc.*	247,142	1,823,908
ARMOUR Residential REIT, Inc. - Series B
Cumulative Preferred	51,208	1,190,074
Chimera Investment Corp. - Series A Cumulative Preferred	97,324	2,433,100
Chimera Investment Corp. - Series B Cumulative Preferred	205,000	5,110,650
Ladder Capital Corp.	22,405	323,304
New Residential Investment Corp.	270,000	4,554,900
Starwood Property Trust, Inc.*	60,000	1,371,600
		22,385,482
Real Estate - 52.1%
Ashford Hospitality Trust, Inc. - Series D
Cumulative Preferred*	386,192	9,855,620
Ashford Hospitality Trust, Inc. - Series F
Cumulative Preferred*	181,960	4,478,036
Bluerock Residential Growth REIT, Inc. - Class A*	393,947	4,916,459
Bluerock Residential Growth REIT, Inc. - Series C
Cumulative Preferred ~	161,553	4,208,456
Bluerock Residential Growth REIT, Inc. - Series D
Cumulative Preferred	76,399	1,894,695
CBL & Associates Properties, Inc. - Series D
Cumulative Preferred*	267,230	6,664,716
City Office REIT, Inc.*	535,569	6,978,464

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2017

REITS - 59.4% (Continued)	Shares	Value

Real Estate - 52.1% (Continued)
City Office REIT, Inc. - Series A Cumulative Preferred	97,949	$2,456,561
Colony NorthStar, Inc. - Class A	367,500	5,394,900
Colony NorthStar, Inc. - Series B Cumulative Preferred	91,170	2,291,102
Colony NorthStar, Inc. - Series C Cumulative Preferred	199,645	5,108,915
Colony NorthStar, Inc. - Series D Cumulative Preferred*	101,000	2,591,660
Colony NorthStar, Inc. - Series E Cumulative Preferred*	433,587	11,329,628
Colony NorthStar, Inc. - Series F Cumulative Preferred*	248,318	6,359,424
Colony NorthStar, Inc. - Series G Cumulative Preferred	77,695	1,934,605
Colony NorthStar, Inc. - Series H Cumulative Preferred*	377,591	9,398,240
Gladstone Commercial Corp.*	95,000	1,976,950
Global Medical REIT, Inc.	67,466	566,714
Global Net Lease, Inc.*	396,146	3,248,397
Hersha Hospitality Trust - Series E Cumulative Preferred*	81,788	1,962,912
Independence Realty Trust, Inc.*	955,384	8,779,979
iStar Financial, Inc. - Series D Cumulative Preferred*	185,136	4,552,494
iStar Financial, Inc. - Series E Cumulative Preferred*~	227,116	5,521,190
iStar Financial, Inc. - Series F Cumulative Preferred~	146,020	3,554,127
iStar Financial, Inc. - Series I Cumulative Preferred	113,846	2,715,227
MedEquities Realty Trust, Inc.	70,000	763,700
Monmouth Real Estate Investment Corp. - Series B
Cumulative Preferred	34,800	888,444
New York REIT, Inc.*	472,100	4,645,464
Pennsylvania Real Estate Investment Trust - Series C
Cumulative Preferred	130,000	3,372,200
RAIT Financial Trust - Senior Unsecured, 7.125%	62,500	1,563,750
RAIT Financial Trust - Senior Unsecured, 7.625%~	134,548	3,317,954
RAIT Financial Trust - Series A Cumulative Preferred	83,795	1,830,921
RAIT Financial Trust - Series B Cumulative Preferred	29,496	682,832
RAIT Financial Trust - Series C Cumulative Preferred	29,887	718,185
Rexford Industrial Realty, Inc. - Series A
Cumulative Preferred	42,000	1,009,260
Select Income REIT*	274,929	7,148,154
Uniti Group, Inc.*	132,123	3,827,603
VEREIT, Inc.*	320,000	2,902,400
Wheeler Real Estate Investment Trust, Inc.	2,221,137	3,953,624
Whitestone REIT*	182,980	2,590,997
WPT Industrial Real Estate Investment Trust †	100,000	1,281,000
		159,235,959
TOTAL REITS
(Cost $168,786,895)		181,621,441

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2017

CONVERTIBLE PREFERRED STOCKS - 7.4%	Shares	Value

Real Estate - 7.0%
EPR Properties - Series E Convertible Preferred*	32,873	$1,221,232
FelCor Lodging Trust, Inc. - Series A Convertible Preferred*	329,198	8,114,731
Wheeler Real Estate Investment Trust, Inc. - Series B
Convertible Preferred~	202,500	4,953,150
Wheeler Real Estate Investment Trust, Inc. - Series D
Convertible Preferred	285,364	7,313,879
		21,602,992
Telecommunication Services - 0.4%
Frontier Communications Corp. - Series A
Convertible Preferred	17,989	1,139,603
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $22,109,401)		22,742,595

PREFERRED STOCKS - 42.7%
Consumer Discretionary - 1.3%
M/I Homes, Inc. - Series A Non-Cumulative Preferred	78,073	1,990,471
TravelCenters of America LLC - Senior Unsecured,
8.00%, 12/15/2029	46,665	1,182,958
TravelCenters of America LLC - Senior Unsecured,
8.00%, 10/15/2030	6,347	163,753
TravelCenters of America LLC - Senior Unsecured, 8.25%	21,069	537,259
		3,874,441
Energy - 1.0%
Callon Petroleum Co. - Series A Cumulative Preferred	18,316	978,074
NuStar Energy LP - Series A Cumulative Preferred	60,000	1,608,000
Tsakos Energy Navigation Ltd. - Series D
Cumulative Preferred	22,050	542,430
		3,128,504
Financials - 19.1%
AG Mortgage Investment Trust, Inc. - Series A
Cumulative Preferred	15,722	393,993
AG Mortgage Investment Trust, Inc. - Series B
Cumulative Preferred	40,819	1,016,801
AGNC Investment Corp. - Series B Cumulative Preferred*	123,583	3,163,725
AmTrust Financial Services, Inc. - Series B
Non-Cumulative Preferred	30,874	762,897

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2017

PREFERRED STOCKS - 42.7% (Continued)	Shares	Value
Financials - 19.1% (Continued)
AmTrust Financial Services, Inc. - Series D
Non-Cumulative Preferred	27,588	$691,079
Annaly Capital Management, Inc. - Series C
Cumulative Preferred	37,608	935,311
Annaly Capital Management, Inc. - Series D
Cumulative Preferred*	28,045	687,944
Annaly Capital Management, Inc. - Series E
Cumulative Preferred	122,946	3,029,389
Apollo Commercial Real Estate Finance, Inc. - Series A
Cumulative Preferred	96,893	2,468,834
Apollo Commercial Real Estate Finance, Inc. - Series C
Cumulative Preferred*	382,290	9,664,291
Apollo Global Management, LLC - Class A
Non-Cumulative Preferred	135,000	3,356,100
Arbor Realty Trust, Inc. - Senior Unsecured	60,000	1,535,400
Arbor Realty Trust, Inc. - Series A Cumulative Preferred	46,261	1,163,927
Arbor Realty Trust, Inc. - Series B Cumulative Preferred	20,323	506,043
Arbor Realty Trust, Inc. - Series C Cumulative Preferred~	82,507	2,101,453
Banc Of California, Inc. - Series D
Non-Cumulative Preferred*	49,642	1,292,181
Banc Of California, Inc. - Series E
Non-Cumulative Preferred	8,030	206,612
Capstead Mortgage Corp. - Series E Cumulative Preferred	56,000	1,380,960
CYS Investments, Inc. - Series B Cumulative Preferred*	91,317	2,177,910
Invesco Mortgage Capital, Inc. - Series A
Cumulative Preferred	81,453	2,036,325
Invesco Mortgage Capital, Inc. - Series B
Cumulative Preferred*	165,097	4,152,190
Kemper Corp. - Subordinated	12,933	348,674
Kennedy-Wilson Holdings, Inc. - Senior Unsecured*~	83,140	2,174,942
KKR & Co. LP - Series B Non-Cumulative Preferred	42,913	1,113,163
KKR Financial Holdings LLC - Series A
Cumulative Preferred*	82,412	2,166,612
MFA Financial, Inc. - Series B Cumulative Preferred*	62,681	1,595,231
National General Holdings Corp. - Series B
Non-Cumulative Preferred	31,095	783,594
National General Holdings Corp. - Subordinated*	88,542	2,242,769
Resource Capital Corp. - Series B Cumulative Preferred	41,000	952,430

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2017

PREFERRED STOCKS - 42.7% (Continued)	Shares	Value

Financials - 19.1% (Continued)
Resource Capital Corp. - Series C Cumulative Preferred	155,942	$3,781,594
W.R. Berkley Corp. - Subordinated	21,200	524,700
		58,407,074
Industrials - 0.6%
Seaspan Corp. - Series H Cumulative Preferred†	98,681	1,980,528

Real Estate - 18.8%
American Homes 4 Rent - Series D Cumulative Preferred	44,626	1,148,673
Ashford Hospitality Trust, Inc. - Series G
Cumulative Preferred	218,092	5,236,389
Bluerock Residential Growth REIT, Inc. - Series A
Redeemable Preferred*~	201,020	5,302,908
Cedar Realty Trust, Inc. - Series B Cumulative Preferred	41,685	1,019,198
Chesapeake Lodging Trust - Series A Cumulative Preferred*	222,152	5,691,534
CoreSite Realty Corp. - Series A Cumulative Preferred	9,200	235,888
Corporate Office Properties Trust - Series L
Cumulative Preferred*	86,643	2,248,386
DDR Corp. - Series K Cumulative Preferred	45,000	1,130,400
DuPont Fabros Technology, Inc. - Series C
Cumulative Preferred	2,817	73,186
Hersha Hospitality Trust - Series D Cumulative Preferred*	212,705	5,211,272
Investors Real Estate Trust - Series B Cumulative Preferred	67,726	1,731,754
iStar Financial, Inc. - Series G Cumulative Preferred	58,146	1,410,040
Landmark Infrastructure Partners LP - Series B
Cumulative Preferred	75,000	1,886,250
LaSalle Hotel Properties - Series H Cumulative Preferred	32,800	840,008
LaSalle Hotel Properties - Series J Cumulative Preferred	62,186	1,535,994
Monmouth Real Estate Investment Corp. - Series C
Cumulative Preferred	44,633	1,115,379
Pebblebrook Hotel Trust - Series D Cumulative Preferred	59,337	1,493,512
Pennsylvania Real Estate Investment Trust - Series A
Cumulative Preferred	185,098	4,655,215
Retail Properties of America, Inc. - Series A
Cumulative Preferred	36,282	917,935
STAG Industrial, Inc. - Series C Cumulative Preferred	51,600	1,374,624
Summit Hotel Properties, Inc. - Series C
Cumulative Preferred	4,969	129,641
Summit Hotel Properties, Inc. - Series D
Cumulative Preferred	50,000	1,223,500

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2017

PREFERRED STOCKS - 42.7% (Continued)	Shares	Value

Real Estate - 18.8% (Continued)
Sunstone Hotel Investors, Inc. - Series F
Cumulative Preferred	38,800	$973,104
UMH Properties, Inc. - Series B Cumulative Preferred	37,650	1,003,373
VEREIT, Inc. - Series F Cumulative Preferred*	291,704	7,578,470
Washington Prime Group, Inc. - Series H
Cumulative Preferred*	89,044	2,265,279
		57,431,912
Telecommunication Services - 1.9%
Qwest Corp. - Senior Unsecured	173,196	4,231,179
United States Cellular Corp. - Senior Unsecured	56,846	1,503,008
		5,734,187
TOTAL PREFERRED STOCKS
(Cost $126,601,115)		130,556,646

	Principal
CONVERTIBLE BONDS - 1.0%	Amount
Resource Capital Corp., 6.000%, 12/01/2018	$3,000,000	2,977,500
TOTAL CONVERTIBLE BONDS
(Cost $2,830,080)		2,977,500

CORPORATE BONDS - 0.2%
Deutsche Bank AG, 7.500%, 12/29/2049√†	600,000	562,500
TOTAL CORPORATE BONDS
(Cost $600,002)		562,500

EXCHANGE-TRADED FUNDS - 0.6%	Shares
ProShares UltraShort 20+ Year Treasury^	50,553	1,957,918
TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,972,379)		1,957,918

EXCHANGE-TRADED NOTES - 0.4%
iPATH S&P 500 VIX Short-Term Futures ETN^†	69,200	1,274,664
TOTAL EXCHANGE-TRADED NOTES
(Cost $1,257,763)		1,274,664

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2017

CLOSED-END MUTUAL FUNDS - 1.0%	Shares	Value
Alpine Global Premier Properties Fund	295,743	$1,673,905
Nuveen Preferred Income Opportunities Fund	125,000	1,253,750
TOTAL CLOSED-END MUTUAL FUNDS
(Cost $2,838,774)		2,927,655

PURCHASED OPTIONS - 0.0%	Contracts

Put Options - 0.0%
Seaspan Corp.
Expiration: March 2017, Exercise Price: $7.50	100	2,900
TOTAL PURCHASED OPTIONS
(Cost $3,064)		2,900

SHORT-TERM INVESTMENTS - 2.6%	Shares
MONEY MARKET FUNDS - 2.6%
Treasury Obligations Portfolio - Class I, 0.38%+	7,870,153	7,870,153
TOTAL SHORT-TERM INVESTMENTS
(Cost $7,870,153) - 2.6%		7,870,153
TOTAL INVESTMENTS
(Cost $341,441,495) - 117.5%		359,183,884
Liabilities in Excess of Other Assets - (17.5)%		(53,591,326)
TOTAL NET ASSETS - 100.0%		$305,592,558

Percentages are stated as a percent of net assets.
^	Non-income producing.
+	The rate shown represents the fund’s 7-day yield as of February 28, 2017.
√	Variable rate security. The rate shown represents the rate at February 28, 2017.
†	U.S. traded security of a foreign issuer or corporation.
*	All or a portion of the security has been segregated for open short positions.
~	Illiquid security; a security may be considered illiquid if it lacks a readily available market. As of February 28, 2017, the value of these securities was $31,134,180 or 10.19% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT
at February 28, 2017

COMMON STOCKS - 0.0%	Shares	Value

Industrials - 0.0%
Seaspan Corp.†	23,948	$187,752
TOTAL COMMON STOCKS
(Proceeds $207,888)		187,752

EXCHANGE-TRADED FUNDS - 10.4%
iShares U.S. Real Estate ETF	247,399	19,893,353
iShares US Preferred Stock ETF	112,881	4,368,495
Utilities Select Sector SPDR Fund	72,788	3,768,235
Vanguard REIT ETF	42,750	3,644,865
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $30,759,652)		31,674,948
TOTAL SECURITIES SOLD SHORT
(Proceeds $30,967,540) - 10.4%		$31,862,700

Percentages are stated as a percent of net assets.
†	U.S. traded security of a foreign issuer or corporation.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
at February 28, 2017

Assets:
Investments, at value (cost of $341,441,495)	$359,183,884
Cash	282,299
Deposits at brokers	37,615,995
Receivables:
Securities sold	1,511,945
Fund shares sold	1,101,588
Dividends and interest	1,388,450
Return of Capital	38,958
NAV Loss Payment Receivable	3
Prepaid expenses	5,917
Total assets	401,129,039
Liabilities:
Securities sold short (proceeds $30,967,540)	31,862,700
Payables:
Loan payable	50,231,128
Securities purchased	12,533,213
Fund shares redeemed	370,172
Advisory fee	231,637
Administration fee	75,160
Distribution fees	122,114
Service fees	26,988
Compliance expense	2,250
Custody fees	6,278
Transfer agent fees and expenses	29,609
Accrued expenses and other payables	45,232
Total liabilities	95,536,481
Net assets	$305,592,558
Net assets consist of:
Paid in capital	$310,223,145
Accumulated net investment income	—
Accumulated net realized loss on investments	(21,477,816)
Net unrealized appreciation (depreciation) on:
Investments	17,742,553
Options	(164)
Securities sold short	(895,160)
Net assets	$305,592,558
Class A:
Net assets applicable to outstanding Class A shares	$101,269,600
Shares issued (Unlimited number of beneficial interest authorized, $0.01 par value)	4,294,721
Net asset value and redemption price per share	$23.58
Maximum offering price per share (net asset value divided by 95.00%)	$24.82
Class D:
Net assets applicable to outstanding Class D shares	$23,962,649
Shares issued (Unlimited number of beneficial interest authorized, $0.01 par value)	1,020,167
Net asset value, offering price and redemption price per share	$23.49
Class I:
Net assets applicable to outstanding Class I shares	$180,360,309
Shares issued (Unlimited number of beneficial interest authorized, $0.01 par value)	7,624,402
Net asset value, offering price and redemption price per share	$23.66

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Year Ended February 28, 2017

Investment income:
Dividends	$16,995,587
Interest	449,088
Total investment income	17,444,675
Expenses:
Investment advisory fees (Note 5)	2,612,651
Administration fees (Note 5)	281,029
Distribution fees (Note 6)
Distribution fees – Class A	219,575
Distribution fees – Class D	230,281
Service fees (Note 7)
Service fees – Class A	121,457
Service fees – Class D	17,397
Service fees – Class I	131,143
Transfer agent fees and expenses	118,003
Federal and state registration fees	55,685
Audit fees	24,301
Compliance expense	9,431
Legal fees	4,600
Reports to shareholders	52,926
Trustees’ fees and expenses	11,266
Custody fees	28,242
Interest Expense (Note 9)	648,887
Other	38,317
Total expenses before dividends and interest on short positions	4,605,191
Dividends expense on short positions	856,147
Broker interest expense on short positions	264,401
Total net expenses	5,725,739
Net investment income	$11,718,936
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments	$4,817,503
Options	(1,401,438)
Securities sold short	(2,052,465)
Written options contracts	319,286
Net change in unrealized gain (loss) on:
Investments	28,623,187
Options	(164)
Securities sold short	(338,518)
Net realized and unrealized gain on investments	29,967,391
Net increase in net assets resulting from operations	$41,686,327

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28, 2017	February 29, 2016
Operations:
Net investment income	$11,718,936	$9,430,901
Net realized gain (loss) on investments	1,682,886	(13,821,422)
Net change in unrealized appreciation (depreciation)
on investments	28,284,505	(19,426,471)
Net increase (decrease) in net assets
resulting from operations	41,686,327	(23,816,992)

Distributions to Shareholders From:
Net investment income
Class A shares	(3,854,794)	(3,022,094)
Class D shares	(896,541)	(814,777)
Class I shares	(7,030,088)	(5,814,916)
Net realized gains
Class A shares	—	—
Class D shares	—	—
Class I shares	—	—
Return of Capital
Class A shares	(2,243,473)	(1,709,743)
Class D shares	(601,099)	(537,808)
Class I shares	(3,874,004)	(3,100,661)
Total distributions	(18,499,999)	(14,999,999)

Capital Share Transactions:
Proceeds from shares sold
Class A shares	66,186,938	47,143,762
Class D shares	3,202,125	4,847,777
Class I shares	73,403,073	48,630,325
Proceeds from shares issued to holders
in reinvestment of dividends
Class A shares	5,759,197	4,363,320
Class D shares	1,214,008	1,095,415
Class I shares	9,427,050	7,933,387
Cost of shares redeemed
Class A shares	(45,028,436)	(47,255,347)
Class D shares	(4,095,955)	(3,934,038)
Class I shares	(36,841,939)	(64,014,870)
Net increase (decrease) in net assets
from capital share transactions	73,226,061	(1,190,269)
Total increase (decrease) in net assets	96,412,389	(40,007,260)

Net Assets:
Beginning of year	209,180,169	249,187,429
End of year	$305,592,558	$209,180,169
Accumulated net investment income	$—	$—

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	February 28, 2017	February 29, 2016
Changes in Shares Outstanding:
Shares sold
Class A shares	2,870,331	2,020,152
Class D shares	137,483	206,968
Class I shares	3,146,019	2,112,152
Proceeds from shares issued to holders
in reinvestment of dividends
Class A shares	252,826	185,637
Class D shares	53,651	46,662
Class I shares	412,892	335,138
Shares redeemed
Class A shares	(1,943,378)	(2,054,826)
Class D shares	(178,258)	(173,549)
Class I shares	(1,617,828)	(2,735,458)
Net increase (decrease) in shares outstanding	3,133,738	(57,124)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CASH FLOWS
For the Year Ended February 28, 2017

Cash flows from operating activities:
Net increase in net assets resulting from operations	$41,686,327
Adjustments to reconcile net increase in net assets
from operations to net cash used in operating activities:
Purchases of investments	(460,896,484)
Purchases to cover securities sold short	(712,621,042)
Written options closed or exercised	(126,541)
Proceeds from sales of long-term investments	345,693,593
Proceeds from securities sold short	715,718,570
Premiums received on written options	445,827
Purchases of short-term investments, net	(4,529,586)
Return of capital distributions received from underlying investments	1,865,810
Amortization and accretion of premium and discount	(111,764)
Net realized loss on investments	3,070,328
Net realized loss on short transactions	2,052,465
Net realized gain on written options	(319,286)
Change in unrealized appreciation on investments	(28,623,187)
Change in unrealized depreciation on short transactions	338,518
Change in unrealized depreciation on purchased options	164
Increases (decreases) in operating assets:
Increase in dividends and interest receivable	(422,605)
Increase in deposits at broker for short sales	(9,923,208)
Decrease in receivable for investment securities sold	1,013,887
Increase in receivable for NAV loss payment	(3)
Decrease in prepaid expenses and other assets	3,720
Increases (decreases) in operating liabilities:
Increase in payable for investment securities purchased	2,819,372
Decrease in dividends payable on short positions	(1,500)
Increase in payable to Advisor	82,924
Increase in payable for distribution and service fees	72,798
Increase in other accrued expenses	60,071
Net cash used in operating activities	(102,650,832)

Cash flows from financing activities:
Proceeds from shares sold	160,716,798
Payment on shares redeemed	(85,937,492)
Cash distributions paid to shareholders	(2,099,744)
Increase in loan payable	30,241,508
Net cash provided by financing activities	102,921,070
Net change in cash	270,238

Cash:
Beginning balance	12,061
Ending balance	$282,299

Supplemental disclosures:
Cash paid for interest	$913,288
Non-cash financing activities – distributions reinvested	16,400,255

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Class A
				June 28,
				2013
	Year Ended	Year Ended	Year Ended	through
	February 28,	February 29,	February 28,	February 28,
	2017	2016	2015	2014*
Net Asset Value –
Beginning of Period	$21.31	$25.25	$25.57	$25.00
Income from
Investment Operations:
Net investment income (loss)	1.03	0.93	0.97	0.65
Net realized and unrealized
gain (loss) on investments	2.88	(3.37)	0.22	0.39
Total from investment operations	3.91	(2.44)	1.19	1.04
Less Distributions:
Dividends from net investment income	(1.04)	(0.96)	(1.32)	(0.43)
Distributions from net realized gains	—	—	(0.01)	(0.04)
Return of Capital	(0.60)	(0.54)	(0.18)	—
Total distributions	(1.64)	(1.50)	(1.51)	(0.47)
Net Asset Value –
End of Period	$23.58	$21.31	$25.25	$25.57
Total Return	18.90%	(10.09)%	4.79%	4.22	%+

Ratios and Supplemental Data:
Net assets,
end of period (thousands)	$101,270	$66,375	$74,834	$14,421
Ratio of operating expenses
to average net assets:
Before Recoupments/Reimbursements	2.29%	2.15%	1.96%	2.55	%^
After Recoupments/Reimbursements	2.29%	2.15%	2.00%	1.92	%^
Ratio of interest expense and
dividends on short positions
to average net assets	0.66%	0.48%	0.28%	0.02	%^
Ratio of net investment income (loss)
to average net assets:
Before Recoupments/Reimbursements	4.34%	3.97%	4.53%	5.45	%^
After Recoupments/Reimbursements	4.34%	3.97%	4.49%	6.08	%^
Portfolio turnover rate	121%	127%	185%	119	%+

*	Commencement of operations for Class A shares was June 28, 2013.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)

For a capital share outstanding throughout the period

Class D
				September 27,
				2013
	Year Ended	Year Ended	Year Ended	through
	February 28,	February 29,	February 28,	February 28,
	2017	2016	2015	2014*
Net Asset Value –
Beginning of Period	$21.25	$25.17	$25.51	$25.01
Income from
Investment Operations:
Net investment income (loss)	0.87	0.82	0.92	0.53
Net realized and unrealized
gain (loss) on investments	2.88	(3.37)	0.07	0.44
Total from investment operations	3.75	(2.55)	0.99	0.97
Less Distributions:
Dividends from net investment income	(0.90)	(0.83)	(1.14)	(0.43)
Distributions from net realized gains	—	—	(0.01)	(0.04)
Return of Capital	(0.61)	(0.54)	(0.18)	—
Total distributions	(1.51)	(1.37)	(1.33)	(0.47)
Net Asset Value –
End of Period	$23.49	$21.25	$25.17	$25.51
Total Return	18.10%	(10.56)%	3.97%	3.95	%+

Ratios and Supplemental Data:
Net assets,
end of period (thousands)	$23,963	$21,405	$23,336	$12,450
Ratio of operating expenses
to average net assets:
Before Recoupments/Reimbursements	2.98%	2.81%	2.70%	2.77	%^
After Recoupments/Reimbursements	2.98%	2.67%	2.76%	2.67	%^
Ratio of interest expense and
dividends on short positions
to average net assets	0.67%	0.49%	0.27%	0.02	%^
Ratio of net investment income (loss)
to average net assets:
Before Recoupments/Reimbursements	3.76%	3.32%	3.75%	7.62	%^
After Recoupments/Reimbursements	3.76%	3.46%	3.69%	7.72	%^
Portfolio turnover rate	121%	127%	185%	119	%+

*	Commencement of operations for Class D shares was September 27, 2013.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)

For a capital share outstanding throughout the period

Class I
				June 28,
				2013
	Year Ended	Year Ended	Year Ended	through
	February 28,	February 29,	February 28,	February 28,
	2017	2016	2015	2014*
Net Asset Value –
Beginning of Period	$21.36	$25.29	$25.60	$25.00
Income from
Investment Operations:
Net investment income (loss)	1.10	0.99	1.15	0.59
Net realized and unrealized
gain (loss) on investments	2.90	(3.36)	0.12	0.50
Total from investment operations	4.00	(2.37)	1.27	1.09
Less Distributions:
Dividends from net investment income	(1.10)	(1.02)	(1.39)	(0.45)
Distributions from net realized gains	—	—	(0.01)	(0.04)
Return of Capital	(0.60)	(0.54)	(0.18)	—
Total distributions	(1.70)	(1.56)	(1.58)	(0.49)
Net Asset Value –
End of Period	$23.66	$21.36	$25.29	$25.60
Total Return	19.29%	(9.81)%	5.08%	4.44	%+

Ratios and Supplemental Data:
Net assets,
end of period (thousands)	$180,360	$121,400	$151,017	$72,370
Ratio of operating expenses
to average net assets:
Before Recoupments/Reimbursements	2.01%	1.85%	1.64%	1.96	%^
After Recoupments/Reimbursements	2.01%	1.84%	1.70%	1.62	%^
Ratio of interest expense and
dividends on short positions
to average net assets	0.68%	0.49%	0.27%	0.02	%^
Ratio of net investment income (loss)
to average net assets:
Before Recoupments/Reimbursements	4.68%	4.21%	4.71%	6.75	%^
After Recoupments/Reimbursements	4.68%	4.22%	4.65%	7.09	%^
Portfolio turnover rate	121%	127%	185%	119	%+

*	Commencement of operations for Class I shares was June 28, 2013.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
February 28, 2017

NOTE 1 – ORGANIZATION

The Orinda Income Opportunities Fund (the “Fund”) is a non-diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”  The investment objective of the Income Opportunities Fund is to maximize current income with potential for modest growth of capital.  The Fund’s Class A and Class I shares commenced operations on June 28, 2013. The Fund’s Class D shares commenced operations on September 27, 2013.  Each class of shares differs principally in its respective shareholder servicing expenses, distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in its return filed for the open tax year ended 2014-2016, or expected to be taken in the Fund’s 2017 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2017

for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, quarterly, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Foreign Currency: Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards and other factors.

F.	Redemption Fees: The Fund does not charge redemption fees to shareholders.
G.
Options Transactions:  The Fund may utilize options for hedging purposes as well as direct investment.  Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with each Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2017

current fair value of the written option.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

H.
Futures Contracts and Options on Futures Contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives.  The Fund uses futures contracts and options on such futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.  Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount.  Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund.  Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.  With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.  The use of futures contracts, and options on futures contracts, involves the risk of imperfect

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2017

correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.
I.
Leverage and Short Sales:  The Fund may use leverage in connection with its investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.  The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short.  Such dividends and interest are recorded as an expense to the Fund.

J.
Mutual Fund and ETF Trading Risk: The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs.  ETFs are investment companies that are bought and sold on a national securities exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of the costs.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2017

K.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended February 28, 2017, the Fund made the following permanent tax adjustments on the Statements of Assets and Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Income Opportunities Fund	$62,487	$(257,966)	$195,479

L.
REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

M.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of February 28, 2017, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

N.
New Accounting Pronouncement:  In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2017

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign- issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Fund and will be classified in level 1 of the fair value hierarchy.

Exchange-Traded Notes: Investments in exchange-traded notes are actively traded on a national securities exchange and are valued based on the last sales price from the exchange and are categorized in level 1 of the fair value hierarchy.

Derivative Instruments: Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2017

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of Advisors Series Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume, and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2017:

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2017

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Energy	$665,112	$—	$—	$665,112
Industrials	1,923,500	—	—	1,923,500
Real Estate	2,646,000	—	—	2,646,000
Utilities	1,455,300	—	—	1,455,300
Total Common Stocks	6,689,912	—	—	6,689,912
REITs
Financials	22,385,482	—	—	22,385,482
Real Estate	157,954,959	1,281,000	—	159,235,959
Total REITs	180,340,441	1,281,000	—	181,621,441
Convertible Preferred Stocks
Real Estate	21,602,992	—	—	21,602,992
Telecommunication Services	1,139,603	—	—	1,139,603
Total Convertible
Preferred Stocks	22,742,595	—	—	22,742,595
Preferred Stocks
Consumer Discretionary	1,883,970	1,990,471	—	3,874,441
Energy	3,128,504	—	—	3,128,504
Financials	58,407,074	—	—	58,407,074
Industrials	1,980,528	—	—	1,980,528
Real Estate	54,343,518	3,088,394	—	57,431,912
Telecommunication Services	5,734,187	—	—	5,734,187
Total Preferred Stocks	125,477,781	5,078,865	—	130,556,646
Convertible Bonds	—	2,977,500	—	2,977,500
Corporate Bonds	—	562,500	—	562,500
Exchange-Traded Funds	1,957,918	—	—	1,957,918
Exchange-Traded Notes	1,274,664	—	—	1,274,664
Closed-End Mutual Funds	2,927,655	—	—	2,927,655
Purchased Options
Put Options	2,900	—	—	2,900
Total Purchased Options	2,900	—	—	2,900
Short-Term Investments	7,870,153	—	—	7,870,153
Total Investments in Securities	$349,284,019	$9,899,865	$—	$359,183,884
Total Assets	$349,284,019	$9,899,865	$—	$359,183,884
Liabilities
Securities Sold Short	$31,862,700	$—	$—	$31,862,700
Total Liabilities	$31,862,700	$—	$—	$31,862,700

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2017

Refer to the Fund’s Schedule of Investments for a detailed breakout of securities.  Transfers between levels are recognized at February 28, 2017, the end of the reporting period.  The Fund transferred $8,024,944 from level 2 to level 1 at February 28, 2017 because these securities were now being priced at the official close.  The Fund transferred $2,830,479 from level 1 to level 2 at February 28, 2017 because the securities were priced at the mean between the bid and ask spread. There were no level 3 securities held in the Fund on February 28, 2017.

NOTE 4 – DERIVATIVES TRANSACTIONS

The Fund may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  The various derivative instruments that the Fund may use are options, futures, swaps, and forward foreign currency contracts, among others.  The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk.  A Fund investing in a derivative instrument could lose more than the principal amount invested.

The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”).  ASC 815 requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position.  Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting.  Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Average Balance Information

The average monthly market values of purchased and written options during the year ended February 28, 2017 for the Fund were $176,036 and $21,029, respectively.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2017

Transactions in written options contracts for the year ended February 28, 2017, are as follows:

	Number of	Premiums
	Contracts	Received
Beginning Balance	—	$—
Options written	(14,975)	(445,827)
Options closed	10,558	359,173
Options expired	4,417	86,654
Options exercised	—	—
Outstanding at February 28, 2017	—	$—

The locations on the Statement of Assets and Liabilities of the Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of February 28, 2017 on the Statement of Assets and Liabilities:

	Assets		Liabilities
Derivatives not accounted
for as hedging instruments		Fair		Fair
under ASC 815	Location	Value	Location	Value
Equity Contracts –	Investments,
Options	at fair value	$2,900	N/A	—
Total		$2,900		—

The effect of Derivative Instruments on the Statement of Operations for the year ended February 28, 2017:

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$(164)	$—	$—	$(164)
Total	$(164)	$—	$—	$(164)

NOTE 5 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended February 28, 2017, Orinda Asset Management, LLC (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the year ended February 28, 2017, the Fund incurred $2,612,651 in advisory fees.  Advisory fees payable at February 28, 2017 were $231,637.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2017

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

Orinda Income Opportunities Fund
Class A	1.85%
Class D	2.55%
Class I	1.55%

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligations are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses.  The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  As of February 28, 2017, the Fund had no expenses left to recapture.  During the year ended February 28, 2017, the Advisor reimbursed the Fund for shareholder servicing fees in the amount of $35,183 that was a result of the Fund not fully utilizing the fees that had been earned in fiscal year 2017.  This amount will not be subject to recapture in the future.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.  For the year ended February 28, 2017, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

Orinda Income Opportunities Fund
Administration & fund accounting	$281,029
Custody	$ 28,242
Transfer agency(a)	$ 94,900
Chief Compliance Officer	$ 9,431

(a) Does not include out-of-pocket expenses.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2017

At February 28, 2017, the Fund had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Orinda Income Opportunities Fund
Administration & fund accounting	$75,160
Custody	$ 6,278
Transfer agency(a)	$23,860
Chief Compliance Officer	$ 2,250

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

NOTE 6 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares and up to 1.00% for the Fund’s Class D shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended February 28, 2017, the Fund incurred distribution expenses of $219,575 on the Class A shares and $230,281 for the Class D shares pursuant to the Plan.

NOTE 7 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Fund may pay servicing fees at an annual rate of 0.15% of the average daily net assets of the Class A shares and 0.10% of the average daily net assets of the Class D and Class I shares.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2017

the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended February 28, 2017, the Fund incurred, under the Agreement, shareholder servicing fees as follows:

Class A	$121,457
Class D	$ 17,397
Class I	$131,143

NOTE 8 – SECURITIES TRANSACTIONS

For the year ended February 28, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Income Opportunities Fund	$457,061,513	$343,487,112

There were no purchases or sales of long-term U.S. Government securities.

NOTE 9 – LEVERAGE & LINE OF CREDIT

The Income Opportunities Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Fund may borrow amounts up to one-third of the value of its assets after giving effect to such borrowing. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Fund may also utilize the line of credit for short term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Fund maintains a separate line of credit with BNP Paribas (acting through its New York Branch). The Fund is charged interest of 1.20% above the one-month London Interbank Offered Rate (“LIBOR”) for borrowings under this agreement. The Fund can borrow up to a maximum of 50% of the market value of assets pledged as collateral. However, depending on the liquidity of the collateral, issuer concentration, debt ratings of fixed income investments, and the share price of equity holdings, the amount eligible to be borrowed can also be less than 50% of the market value of the assets pledged as collateral.

The Fund has pledged a portion of their investment securities as the collateral for their line of credit. As of February 28, 2017, the value of the investment securities pledged as collateral was $115,011,257. The Fund had an outstanding average daily balance and a weighted average interest rate of $35.75 million and 1.78%, respectively. The maximum amount outstanding for the Fund during the year was $57,001,161.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2017

NOTE 10 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 28, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

Income
Opportunities
Fund
Cost of investments(a)	$342,722,850
Gross unrealized appreciation	21,440,538
Gross unrealized depreciation	(4,979,504)
Net unrealized appreciation	16,461,034
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(21,091,621)
Total accumulated earnings/(losses)	$(4,630,587)

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and partnerships adjustments.

At February 28, 2017, the Fund had short-term tax basis capital losses with no expiration date of $18,157,630 to offset future capital gains.  The wash sales on short positions, post 30 wash sales, post-October losses, unsettled short deferrals, and unrealized on shorts and options are included in other accumulated gain/loss in the amount of $2,933,991.

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Further, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2017

The tax character of distributions paid during 2017 and 2016 were as follows:

	Year Ended	Year Ended
	February 28, 2017	February 29, 2016
Ordinary income	$11,781,423	$9,651,787
Long-term capital gains	—	—
Return of capital	6,718,576	5,348,212

At February 28, 2017, the Fund deferred, on a tax basis, post-October losses of:

Short-Term Loss	Long-Term Loss
$ —	$ —

NOTE 11 – OTHER TAX INFORMATION (Unaudited)

For the fiscal year ended February 28, 2017, 46.92% of dividends paid from net investment income qualify for the dividends received deduction available to corporate shareholders of the Fund.  For shareholders of the Fund, 41.89% of the dividend income distributed for the year ended February 28, 2017 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

NOTE 12 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of initial public offering of the Fund’s shares.

Market Risk:  The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or the value of the individual securities held by the Fund, and you could lose money.

Master Limited Partnership Risk:  Investments in securities (units) of MLPs involve risks that differ from an investment in common stock. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additionally, holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

Foreign and Emerging Market Securities Risk: Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

Currency Risk:  Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2017

government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Small and Medium Companies Risk: Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

Fixed Income Securities Risk:  Fixed income securities are subject to interest rate risk and credit risk. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

Real Estate and REIT Concentration Risk: The Fund is vulnerable to the risks of the real estate industry, such as the risk that a decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties, or poor management. The value and performance of REITs depends on how well the underlying properties owned by the REIT are managed. In addition, the value of an individual REIT’s securities can decline if the REIT fails to continue qualifying for special tax treatment.

Convertible Bond Risk:  Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

Preferred Stock Risk:  Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities. Additionally, the dividend on a preferred stock may be changed or omitted by the issuer.

Initial Public Offering Risk: The Fund may purchase securities of companies that are offered pursuant to an IPO. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market,

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2017

unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Portfolio Turnover Risk:  A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.

NOTE 13 – SUBSEQUENT EVENT (Unaudited)

REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING

A Special Meeting of Shareholders (the “Meeting”) took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1. Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2. Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	George T. Wofford, Independent Trustee
George J. Rebhan, Independent Trustee	Raymond B. Woolson, Independent Trustee

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	Raymond B. Woolson, Independent Trustee
George J. Rebhan, Independent Trustee

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2017

NOTE 14 – MATTERS SUBMITTED TO A SHAREHOLDER VOTE

A special meeting of shareholders of the Fund was held on March 15, 2017. At the special meeting, shareholders of the Fund approved i) a proposal to reorganize the Fund into the Orinda Income Opportunities Fund, a series of The RBB Fund, Inc. (the “Acquiring Fund”), which is designed to be substantially similar from an investment perspective to the current Fund and ii) approved the investment advisory agreement between the Advisor and The RBB Fund, Inc., on behalf of the Acquiring Fund. Of the 6,631,224 present at the meeting, the results of the votes are included below.

To approve an Agreement and Plan of Reorganization:

For	Against	Abstain
6,307,787	94,133	229,304

To approve the Investment Advisory Agreement:

For	Against	Abstain
6,317,287	80,024	233,913

The reorganization will take place in late April 2017. Following the closing of the reorganization, shareholders of the Acquiring Fund will receive a Prospectus for the Acquiring Fund, which provides information about these changes, along with other information regarding the Acquiring Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Orinda Income Opportunities Fund

We have audited the accompanying statement of assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 28, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period June 28, 2013 (commencement of operations) to February 28, 2014.   These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Orinda Income Opportunities Fund as of February 28, 2017, the results of its operations, cash flows, the changes in its net assets, and its financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 1, 2017

EXPENSE EXAMPLE
February 28, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from September 1, 2016 to February 28, 2017.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (Continued)
February 28, 2017 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	9/1/16	2/28/17	9/1/16 – 2/28/17
Actual
Class A	$1,000.00	$1,017.20	$12.50
Class D	$1,000.00	$ 998.23	$13.41
Class I	$1,000.00	$1,019.20	$11.06

Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,012.40	$12.47
Class D	$1,000.00	$1,005.33	$13.45
Class I	$1,000.00	$1,013.84	$11.03

(1)
Expenses are equal to the Class A, Class D, and Class I fund shares’ annualized expense ratios of 2.50%, 3.18%, and 2.21%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

NOTICE TO SHAREHOLDERS
February 28, 2017 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-467-4632 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2016

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-467-4632.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-467-4632.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-467-4632 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

MANAGEMENT

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and		in Fund	Other
	Held	Length		Complex	Directorships
Name, Address	with the	of Time	Principal Occupation	Overseen by	Held During
and Age	Trust	Served	During Past Five Years	Trustee(2)	Past Five Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	1	Trustee, Advisors
(age 70)		term;	Delta Housing Corporation		Series Trust (for
615 E. Michigan Street		since	(collegiate housing		series not affiliated
Milwaukee, WI 53202		March	management) (2012 to present);		with the Fund);
		2014.	Trustee and Chair (2000 to		Independent
			2012), New Covenant		Trustee from 1999
			Mutual Funds (1999 to 2012);		to 2012, New
			Director and Board Member,		Covenant Mutual
			Alpha Gamma Delta Foundation		Funds (an open-end
			(philanthropic organization)		investment
			(2005 to 2011).		company with
4 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Trustee, Advisors
(age 82)		term;	President, Hotchkis and		Series Trust (for
615 E. Michigan Street		since	Wiley Funds (mutual funds)		series not affiliated
Milwaukee, WI 53202		May	(1985 to 1993).		with the Fund);
		2002.			Independent Trustee
from 1999 to 2009,
E*TRADE Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior	1	Trustee, Advisors
(age 77)		term;	Vice President, Federal Home		Series Trust
615 E. Michigan Street		since	Loan Bank of San Francisco.		(for series not
Milwaukee, WI 53202		February			affiliated with
		1997.			the Fund).

MANAGEMENT (Continued)

		Term of		Number of
		Office		Portfolios
	Position	and		in Fund	Other
	Held	Length		Complex	Directorships
Name, Address	with the	of Time	Principal Occupation	Overseen by	Held During
and Age	Trust	Served	During Past Five Years	Trustee(2)	Past Five Years(3)
Raymond B. Woolson	Trustee	Indefinite	President, Apogee	1	Trustee, Advisors
(age 58)		term*;	Group, Inc. (financial		Series Trust (for
615 E. Michigan Street		since	consulting firm)		series not affiliated
Milwaukee, WI 53202		January	(1998 to present).		with the Fund);
		2016.			Independent
Trustee,
DoubleLine Funds
Trust (an open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income Solutions
Fund, from 2010
to present;
Independent
Trustee,
DoubleLine Equity
Funds from 2010
to 2016.
Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO, U.S.	1	Trustee, Advisors
(age 69)	Trustee	term;	Bancorp Fund Services,		Series Trust (for
615 E. Michigan Street		since	LLC (May 1991 to present);		series not affiliated
Milwaukee, WI 53202		September	Manager, U.S. Bancorp		with the Fund);
		2008.	Fund Services, LLC		Director, U.S.
			(1998 to present).		Bancorp Fund
Services, Ltd. and
U.S. Bancorp Fund
Services, Limited,
2013 to present;
Director,
Quintillion Limited,
2013 to present.

MANAGEMENT (Continued)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Officers

Joe D. Redwine	Chairman and	Indefinite term;	President, CEO, U.S. Bancorp Fund
(age 69)	Chief Executive	since September 2007.	Services, LLC (May 1991 to present);
615 E. Michigan Street	Officer		Manager, U.S. Bancorp Fund
Milwaukee, WI 53202			Services, LLC (1998 to present).

Douglas G. Hess	President and	Indefinite term;	Senior Vice President, Compliance
(age 49)	Principal	since June 2003.	and Administration, U.S. Bancorp
615 E. Michigan Street	Executive		Fund Services, LLC (March 1997
Milwaukee, WI 53202	Officer		to present).

Cheryl L. King	Treasurer and	Indefinite term;	Vice President, Compliance and
(age 55)	Principal	since December 2007.	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Financial		Services, LLC (October 1998
Milwaukee, WI 53202	Officer		to present).

Kevin J. Hayden	Assistant	Indefinite term;	Assistant Vice President, Compliance
(age 45)	Treasurer	since September 2013.	and Administration, U.S. Bancorp
615 E. Michigan Street			Fund Services, LLC (June 2005
Milwaukee, WI 53202			to present).

Michael L. Ceccato	Vice President,	Indefinite term;	Senior Vice President, U.S. Bancorp
(age 59)	Chief Compliance	since September 2009.	Fund Services, LLC and Vice
615 E. Michigan Street	Officer and		President, U.S. Bank N.A.
Milwaukee, WI 53202	AML Officer		(February 2008 to present).

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term;	Senior Vice President and Counsel,
(age 51)		since September 2015.	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street			(May 2006 to present).
Milwaukee, WI 53202

MANAGEMENT (Continued)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Emily R. Enslow, Esq.	Assistant	Indefinite term;	Assistant Vice President, U.S.
(age 30)	Secretary	since September 2015.	Bancorp Fund Services, LLC (July
615 E. Michigan Street			2013 to present); Proxy Voting
Milwaukee, WI 53202			Coordinator and Class Action
Administrator, Artisan Partners
Limited Partnership (September 2012
to July 2013); Legal Internship,
Artisan Partners Limited Partnership
(February 2012 to September 2012);
J.D. Graduate, Marquette University
Law School (2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 28, 2017, the Trust was comprised of 47 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-467-4632.

APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 7-8, 2016, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Orinda Asset Management, LLC (the “Adviser”) for the Orinda Income Opportunities Fund (the “Fund”).  At this meeting, and at a prior meeting held on October 11-12, 2016, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  The Board noted that at a prior meeting held on August 31, 2016, the Board approved, pending shareholder approval, the reorganization of the Fund into a newly-created series of The RBB Fund, Inc. The Board noted that due to the anticipated timing of the shareholder meeting and closing of the reorganization, it was considering the renewal of the Advisory Agreement for a six-month term.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer, the Adviser’s compliance record, and the Adviser’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2016 on both an absolute basis

APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited) (Continued)

and in comparison to its peer funds utilizing Lipper and Morningstar classifications and appropriate securities benchmarks  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. In considering the Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark indices.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median for the one-year period and below its peer group median for the three-year period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median for all relevant periods.

The Board also reviewed the performance of the Fund against broad-based securities market benchmarks.  The Board noted that the Adviser represented there were no similarly managed accounts managed by the Adviser for purposes of performance comparison.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of the Fund.  The Board reviewed information as to the fees and expenses of the advisers and funds within the relevant peer funds and other accounts advised by the Adviser, as well as expense waivers and reimbursements.  The Board also took into consideration that the Adviser does not have other similarly managed accounts to that of the Fund.

The Board noted that the Adviser had contractually agreed to maintain annual expense ratios for the Fund of 1.55% for the Class I shares, 1.85% for the Class A shares and 2.55% for the Class D shares (the “Expense Caps”).  The Board noted that the Fund’s total expense ratios were above its peer group median and average for all classes.  The Board also noted that the contractual advisory fee was significantly above its peer group median and average.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board considered that the Adviser had offered to institute breakpoints in the Fund’s advisory fee if the Fund experienced significant asset growth from its current levels. The Board determined to revisit this matter if Fund assets experienced significant growth in the future.

APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited) (Continued)

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund, including benefits received in the form of Rule 12b-1 fees received from the Fund, as well as “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also reviewed information indicating that the Adviser does not have any advisory clients who invest in the Fund through their separately managed accounts of the Adviser and therefore the Adviser was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined to continue to monitor the profitability to the Adviser of the Advisory Agreement. The Board determined that the Adviser had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser, including the advisory fee, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Fund through June 30, 2017, would be in the best interest of the Fund and its shareholders.  The Board also determined that if shareholders did not approve the reorganization, it would have further deliberations on approving a further continuance of the Advisory Agreement.

(This Page Intentionally Left Blank.)

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•    Information we receive about you on applications or other forms;

•    Information you give us orally; and/or

•    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Orinda Asset Management LLC
4 Orinda Way, Suite 150-A
Orinda, CA  94563

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(855) 467-4632

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2017	FYE 2/29/2016
Audit Fees	$20,900	$36,300
Audit-Related Fees	N/A	N/A
Tax Fees	$3,400	$6,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2017	FYE 2/29/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2017	FYE 2/29/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/Douglas G. Hess
Douglas G. Hess, President

Date 5/5/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/Douglas G. Hess
Douglas G. Hess, President

Date 5/5/2017

By (Signature and Title)*    /s/Cheryl L. King
Cheryl L. King, Treasurer

Date 5/5/2017

* Print the name and title of each signing officer under his or her signature.